                                                                   EXHIBIT 10.22


                            Elliott Associates, L.P.,
                                712 Fifth Avenue
                            New York, New York 10019

                          Westgate International, L.P.
                      c/o Stonington Management Corporation
                                712 Fifth Avenue
                            New York, New York 10019

                            Alexander Finance, L.P.
                             1560 Sherman Avenue
                            Evanston, Illinois 60201



                               December 28, 1999


Illinois Superconductor Corporation
451 Kingston Court
Mt. Prospect, Illinois 60056

          RE: EXERCISE OF OPTION

Ladies and Gentlemen:

         Reference is made to the Investment Agreement, dated as of November 5, 1999 (as amended by the letter dated November 12, 1999) (the "Investment Agreement"), by and among you (the "Company") and the undersigned (the "Investors"). Capitalized terms used herein without definition have the meaning set forth in the Investment Agreement.

         1. EXERCISE OF OPTION

            (a) Pursuant to Section 7 of the Investment Agreement, the Investors hereby notify the Company of their exercise of the option, contained in such section, to purchase additional Notes and Warrants which shall contain the terms and provisions described in such section.

            (b) Pursuant to the foregoing exercise, the Investors shall purchase (the "Option Purchase") an aggregate of $1,000,000 principal amount of Notes and Warrants to purchase 400,000 shares of Common Stock, in the respective amounts set forth on Schedule I hereto, for aggregate consideration of $1,000,000 (the "Option Purchase Price"). This option exercise shall be without prejudice to the rights of the Investors, pursuant to Section 7 of the Investment Agreement, to invest up to an additional $4,000,000 in the Company.

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         2. CLOSING OF OPTION PURCHASE.

            (a) The closing of the Option Purchase shall take place at the offices of Kleinberg, Kaplan, Wolff & Cohen, P.C. on December 29, 1999 (the "Closing Date") at 1 p.m. Eastern Standard Time.

            (b) The Notes and Warrants purchased pursuant to the Option Purchase shall be deemed to be outstanding on the Closing Date for all purposes. Within fourteen days of the Closing Date, the Company shall deliver to the Investors, in physical form, the Notes and Warrants purchased by them pursuant to the Option Purchase. The delivery of payment by wire transfer to an account designated by the Company by each Investor of the portion of the Option Purchase Price applicable to it as set forth in Schedule I shall constitute a payment delivered to the Company in satisfaction of such Investor's obligation to pay its share of the Option Purchase Price hereunder.

            (c) In addition to the foregoing, within fourteen days of the Closing Date, the Company shall deliver in physical form, the Notes and Warrants purchased by the undersigned from the Company on November 5, 1999.

            (d) The Company agrees to pay the legal fees and disbursements incurred by the Investors in connection with the Option Purchase and shall pay the invoice for such fees and disbursements within seven days of the receipt thereof.

         3. REPRESENTATIONS AND WARRANTIES.

            (a) The Company hereby restates, as of the date hereof, the representations and warranties set forth in Section 8 of the Investment Agreement, with respect to the Notes and Warrants being issued pursuant to the Option Purchase, except as set forth on Schedule 111, hereto. For purposes of the foregoing restatement of representations, (i) references to Transaction Documents shall refer only to this Agreement and, with respect to solely the consummation of the Option Purchase, the Transaction Documents referred to in the Investment Agreement, and (ii) the date referred to in Section 2.1(s) shall be deemed to refer to November 15,1999.

            (b) The Investors hereby restate the representations set forth in
Section 9(a) of the investment agreement with respect to the Notes and Warrants being purchased pursuant to the Option Purchase.


                            [signature page follows]



                                        2

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         Please indicate your acceptance and agreement of the terms contained herein by countersigning this Agreement and returning a signed copy to the undersigned. Sincerely,

                                           ELLIOTT ASSOCIATES, L.P.

                                           By:
                                              ----------------------------------

                                           WESTGATE INTERNATIONAL, L.P.

                                               By: Martley International, Inc.
                                                       Attorney-in-Fact

                                                By:
                                                   -----------------------------


                                           ALEXANDER FINANCE, L.P.

                                           By:
                                              ----------------------------------
                                              Bradford T. Whitmore
                                              President: Bun Partners, Inc.
                                                          its General Partner



AGREED TO AND ACCEPTED

ILLINOIS SUPERCONDUCTOR CORPORATION


By:
   --------------------------------


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

                                   SCHEDULE I


                                                      PRINCIPAL AMOUNT           AMOUNT OF
PURCHASER                          PURCHASE PRICE     OF NOTES PURCHASED     WARRANTS PURCHASED
---------                          --------------     ------------------     ------------------
Elliott Associates, L.P.            $277,778             $277,778                111,111
Westgate International, L.P.        $277,778             $277,778                111,111
Alexander Finance, LP               $444,444             $444,444                177,778

                Schedule II to Agreement Dated December 28, 1999
                ------------------------------------------------


         The Company generally incorporates information from its SEC filings as disclosures for these schedules. The Company further notes that:

2.1(c): The 3rd Quarter 1999 10-Q has the Company's current capitalization prior to giving effect to these transactions. Additional holders of 5% of the Company's Common Stock, if any, may be disclosed in Schedules 13D or 13G filed with the Securities and Exchange Commission. Options have continued to be granted.

2.1 d): As recognized in Section 12 of the Investment Agreement, additional shares must be authorized and a charter amendment is necessary to authorize such shares.

2.1(e)/(f): See 2.1(d) above with respect to the need for a charter amendment. The factoring agreement with Franklin Capital will be in breach if a lien is created on the inventory and accounts without the prior written consent of the factor. The Company will not list shares of its Common Stock, and will register such shares as and when required by the Registration Rights Agreement as modified by Section 5 of the Investment Agreement. The Company will reflect the Option Purchase in a Form 8-K filing and a Form S-2 supplemental filing.

2.1 (g): To the Company's knowledge, there is no pending litigation except
(i) as disclosed the SEC filings, and (ii) Steve Levy v. Illinois
Superconductor Corporation, filed in Delaware Chancery Court on or about December 14, 1999.

2.1(h):See 2.1(e)/f, above.

2.1 (i): The Company has not recently reviewed the voluminous schedules previously delivered and the company does not now make or update such representations and schedules.

2.1 (k): The Disclosure Materials also include the Company's Annual Report on Form 10-Q for the year ended December 31, 1998, its Quarterly Reports on Form 10-K for the quarters ended March 31, June 30, 1999 and September 30, 1999, and its Current Reports on Form 8-K filed in 1999. Elliott and Grace have been updated on the Company's financial and business situation, including at a meeting with those investors during their due diligence in connection with their November, 1999 investment in the Company, and as a result of affiliates of Elliott having joined the Company's board of directors in November, 1999. That information, including the written handouts from the aforementioned due diligence meeting, is incorporated by reference.


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2.1(l) The obligations to Franklin Capital under the factoring agreement are pari passu with the notes held by Elliott and Grace, including the 6% Notes, but may in certain respects have a senior lien.

2.1(p): Registration under Form S-3 may no longer be available to the Company. A registration under Form S-2 may be available.

2.1(s): See SEC filings. Elliott and Grace are aware of the terms of the factoring agreement with Franklin Factor.



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